UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2006

NITCHES, INC.
(Exact name of registrant as specified in its charter)

California	0-13851	95-2848021
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification
No.)

10280 Camino Santa Fe, San Diego, California 92121
(Address of principal executive offices)

Registrant's telephone number: (858) 625-2633

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

     On August 2, 2006 Nitches, Inc. ("Nitches") entered into Amendment No. 1 to Acquisition Agreement with Impex, Inc., a Texas corporation ("Impex"). The amendment modified certain obligations of the parties under the Acquisition Agreement dated June 21, 2006 pursuant to which Nitches has agreed to acquire from Impex 100% of the outstanding membership interests in Saguaro LLC, a Texas limited liability company ("Saguaro") in exchange for 600,000 shares of Nitches' common stock, plus a promissory note in the principal amount of $300,000. A copy of the Acquisition Agreement was filed with the SEC on June 24, 2006.

     The closing of the transactions under the Acquisition Agreement was subject to certain conditions, including (i) the accuracy of representations and warranties, (ii) the performance by each party of all covenants contained in the Acquisition Agreement, (iii) the absence of any order, decree or ruling prohibiting the acquisition, (iv) the successful registration of the shares to be issued to Impex by means of a registration statement to be filed by Nitches with the SEC, and a condition that Nitches' common stock trade above $4.50 as measured by the average closing of Nitches’ stock for the 10 trading days preceding closing.

     Under the amendment the parties have agreed to waive all conditions to closing with the exception of (i) the effectiveness of a registration statement covering the resale of 600,000 shares of Nitches' common stock to be issued to Impex, and (ii) the listing of the 600,000 shares to trade on the Nasdaq Capital Market. The amendment also revises the promissory note to include as an additional amount due, the amount by which the market price for Nitches' common stock (as measured by the average closing price for the ten trading days ending on the date that is two days preceding the closing date) falls below $4.50 for the ten trading days prior to the closing, multiplied by the 600,000 shares.

     The foregoing description of the Acquisition Agreement is qualified in its entirety by reference to the provisions of the Acquisition Agreement attached as Exhibit 10.1 to our current report on Form 8-K filed with the SEC on June 24, 2006. The foregoing description of the amendment is qualified in its entirety by reference to the provisions of the amendment attached as Exhibit 10.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

     The following exhibits are filed herewith:

Exhibit
Number	Description

10.1	Amendment No. 1 to Acquisition Agreement dated August 2, 2006 between Nitches, Inc. and Impex, Inc.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

NITCHES, INC.
Registrant

August 7, 2006	By:	/s/ Steven P. Wyandt
Steven P. Wyandt
As Principal Financial Officer
and on behalf of the Registrant